BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

(the “Portfolio”)

Supplement dated April 19, 2013

to the Statement of Additional Information dated November 28, 2012

The following changes are made to the Portfolio’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

Michael Fredericks, Philip Brides, CFA, Lutz-Peter Wilke, CFA, and Justin Christofel, CFA are the Portfolio’s portfolio managers and are primarily responsible for the day to day management of the Portfolio’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Portfolio for which the Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Portfolio’s fiscal year ended July 31, 2012.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Fredericks	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Philip Brides, CFA	0	8	18	0	0	0
	$0	$4.94 Billion	$3.18 Billion	$0	$0	$0
Lutz-Peter Wilke, CFA	1	0	0	0	0	0
	$5.72 Billion	$0	$0	$0	$0	$0
Justin Christofel, CFA	0	0	2	0	0	0
	$0	$0	$374.6 Million	$0	$0	$0

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Messrs. Fredericks, Brides, Wilke and Christofel’s performance is not measured against a specific benchmark.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Messrs. Brides and Fredericks have unvested long-term incentive awards.

The last sentence of the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Other compensation benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Messrs. Fredericks, Wilke and Christofel are each eligible to participate in these plans.

The subsection entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of July 31, 2012, the end of the Portfolio’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned[1]

Michael Fredericks	$100,001-$500,000
Philip Brides, CFA	None
Lutz-Peter Wilke, CFA	None
Justin Christofel, CFA	None

[1]	Includes securities attributable to portfolio manager’s participation in certain deferred compensation and retirement programs.

Shareholders should retain this Supplement for future reference.

SAI-MAIP-0413SUP